Commitments and Contingencies	9 Months Ended
Sep. 30, 2021
Commitments And Contingencies [Abstract]
Commitments and Contingencies

29. COMMITMENTS AND CONTINGENCIES
A) Commitments
Cenovus has entered into various commitments in the normal course of operations primarily related to demand charges on firm transportation agreements. In addition, the Company has commitments related to its risk management program and an obligation to fund its defined benefit pension and other post-employment benefit plans.
Future payments for the Company’s commitments are below:

As at September 30, 2021	Remainder of Year	2 Years	3 Years	4 Years	5 Years	Thereafter	Total
Transportation and Storage (1)	911	2,815	3,077	2,892	2,085	17,606	29,386
Real Estate (2)	11	46	45	54	57	715	928
Obligation to Fund Equity-Accounted Affiliate (3)	13	68	86	91	91	301	650
Other Long-Term Commitments	335	219	191	144	151	1,339	2,379
Total Payments (4)	1,270	3,148	3,399	3,181	2,384	19,961	33,343
(1)    Includes transportation commitments of $8.1 billion (December 31, 2020 – $14.0 billion) that are subject to regulatory approval or have been approved, but are not yet in service. Terms are up to 20 years subsequent to the date of commencement.
(2)    Relates to the non-lease components of lease liabilities consisting of operating costs and unreserved parking for office space. Excludes committed payments for which a provision has been provided.
(3)    Relates to funding obligations to HCML.
(4)    Contracts undertaken on behalf of WRB, Sunrise and Toledo are reflected at Cenovus’s 50 percent interest.
The Arrangement resulted in the assumption of Husky’s non-cancellable contracts and other commercial commitments. As at January 1, 2021, total commitments assumed by Cenovus were $17.6 billion, of which $7.4 billion were for various transportation and storage commitments. Transportation commitments include $1.7 billion that are subject to regulatory approval or have been approved, but are not yet in service.
As at September 30, 2021, the transportation and storage commitments did not include any amounts related to the Keystone XL pipeline due to the cancellation of the Company’s transportation services agreement (December 31, 2020 – $7.0 billion).
As at September 30, 2021, the Company had commitments with HMLP that include $2.7 billion related to transportation, storage and other long-term commitments.
As at September 30, 2021, there were outstanding letters of credit aggregating to $507 million (December 31, 2020 – $441 million) issued as security for financial and performance conditions under certain contracts.
B) Contingencies
Legal Proceedings
Cenovus is involved in a limited number of legal claims associated with the normal course of operations. Cenovus believes that any liabilities that might arise from such matters, to the extent not provided for, are not likely to have a material effect on its Consolidated Financial Statements.
Contingent Payment
In connection with the Acquisition in 2017, Cenovus agreed to make quarterly payments to ConocoPhillips during the five years subsequent to May 17, 2017, for quarters in which the average WCS crude oil price exceeds $52.00 per barrel during the quarter. As at September 30, 2021, the estimated fair value of the contingent payment was $392 million (see Note 17).